D4 Contractual obligations	12 Months Ended
Dec. 31, 2020
Disclosure Of Contractual Obligations [Abstract]
D4 Contractual obligations

D4	Contractual obligations

Contractual obligations 2020
	Payment due by period
	<1	1–3	3–5	>5
SEK billion	year	years	years	years	Total
Current and non-current debt 1)	8.4	10.8	10.2	1.9	31.3
Lease obligations 2)	2.6	3.9	2.5	1.9	10.9
Other non-current liabilities	0.1	0.7	—	0.6	1.4
Purchase obligations 3)	12.0	2.6	0.6	—	15.2
Trade payables	32.0	—	—	—	32.0
Commitments for customer ﬁnance 4)	26.9	—	—	—	26.9
Derivatives liabilities 4)	0.1	0.1	—	—	0.2
Total	82.1	18.1	13.3	4.4	117.9

Contractual obligations 2019
	Payment due by period
	<1	1–3	3–5	>5
SEK billion	year	years	years	years	Total
Current and non-current debt 1)	9.8	15.6	10.5	2.9	38.8
Lease obligations 2)	2.8	4.1	2.6	2.3	11.8
Other non-current liabilities	0.1	0.7	0.1	1.2	2.1
Purchase obligations 3)	10.6	0.6	0.1	—	11.3
Trade payables	30.4	—	—	—	30.4
Commitments for customer ﬁnance 4)	25.9	—	—	—	25.9
Derivatives liabilities 4)	0.4	0.5	—	0.1	1.0
Total	80.0	21.5	13.3	6.5	121.3

1)	Current and non-current debt, including interest commitments.
2)	Future lease obligations, nominal lease liability, see also note C3 “Leases.”
3)	The amounts of purchase obligations are gross, before deduction of any related provisions.
4)	See also note F1 “Financial risk management.”

As a measure to secure resilience in our supply chain, mainly as a result of increased uncertainties due to COVID-19, we have increased the access to critical components and by that also increasing our contractual obligations. In particular, the Company has purchase obligations in relation to stock held by providers amounting to SEK 1.6 billion. Any risks related to purchase obligations are assessed according to the principles for recognition of provisions as prescribed under note A1 “Significant accounting policies” under heading Provisions.

For information about financial guarantees, see note D2 “Contingent liabilities.”